Exhibit 99.1

Aclaris Therapeutics R&D and Investor Day October 4, 2017

Forward Looking Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding the clinical development and attributes of Aclaris’ drug candidates, Aclaris’ commercialization strategy and the market acceptance of Aclaris’ drug candidates, if approved. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2016, Aclaris’ Quarterly Report in Form 10-Q for the quarter ended June 30, 2017, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the "Financial Information" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this release, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

© Copyright 2017 Aclaris Therapeutics. All rights reserved. A-1 Dr. Neal Walker President and CEO October 4, 2017 INTRODUCTION

Agenda Introduction – Neal Walker, President and CEO 8:00AM – 9:00 AM - Commercial Update Brett Fair – Senior Vice President, Commercial Operations Sheila Kennedy – Vice President, Marketing John Bagdasarian – Vice President, Professional Relations Erika Dunbar – Director, Marketing 9:00 AM – 10:00 AM - KOL Discussion on Seborrheic Keratosis and Warts Adam Friedman, MD, FAAD Michael Gold, MD, FAAD 10:00 AM – 11:00 AM - Genetics and Immunology of Alopecia Areata Angela M. Christiano, Ph.D., FACMG 11:00 AM – 12:00 PM - Immuno-Dermatology Pipeline Review Walter Smith Joe Monahan, Ph.D Jon Jacobsen, Ph.D Paul Changelian, Ph.D Conclusion – Neal Walker, President and CEO

Our Corporate Strategy: Building a Fully-Integrated Biopharmaceutical Company

APPLY UNIQUE LEADERSHIP INSIGHTS

- Founded and partnered multiple companies
- 250+ years of relevant experience in dermatology
- Combined 300+ years of drug discovery experience in immunology
- Board-certified dermatologists as CEO and CSO
- Key leadership with track record of executing across multiple development and commercial stage companies

ACCELERATE NOVEL, DIVERSE PIPELINE

- A-101
  - A-101 40%
    - Seborrheic Keratosis
    - December 24, 2017 PDUFA
    - MAA submission July 2017
  - A-101 45%
    - Common Warts
    - Initiated Phase 2 clinical trials June 2017
- Immunology Portfolio
  - JAK 1/3 Inhibitors (ATI-50001/ATI-50002)
    - Alopecia Areata
    - Vitiligo
  - MK-2 inhibitor (ATI-450)
    - Psoriasis, Psoriatic Arthritis
  - Soft JAK inhibitor
    - Androgenetic Alopecia (AGA)
  - ITK inhibitor
    - Atopic Dermatitis, Psoriasis

ASSET AND COMMERCIAL STRATEGY

- Time and capital efficient
- Offer physicians opportunity to expand practice with new self-pay aesthetic treatments
- Focus on large, underserved market segments in dermatology and adjacent therapeutic areas with no FDA-approved medications and/or where treatment gaps exist

ACLARIS THERAPEUTICS

Pipeline

Diversified Aesthetic and Medical Immuno-dermatology/Immunology Portfolio

Program	Indication(s)	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Filed
A-101 (40%) *Topical*	Seborrheic Keratosis						
A-101 (45%) *Topical*	Common Warts						
ATI-50001 *Oral*	Alopecia Areata						
ATI-50002 *Topical*	Alopecia Areata						
ATI-50001 *Oral* ATI-50002 *Topical*	Vitiligo						
"Soft" JAK Inhibitor *Topical*	Hair Loss - androgenetic alopecia (AGA), Inflammatory Skin Disorders						
ATI-450 *Oral* MK-2 Inhibitor "Oral anti-TNF"	Psoriasis, Psoriatic Arthritis, RA, CAPS						
ITK "Oral anti-IL17" *Oral*	Atopic Dermatitis, Psoriasis						
ITK "Topical anti-IL17" *Topical*	Atopic Dermatitis, Psoriasis						
Additional Compounds Novel Targets	Undisclosed						

Confluence
DISCOVERY TECHNOLOGIES

ACLARIS
THERAPEUTICS

COMMERCIAL OVERVIEW

Brett Fair SVP, Commercial Operations October 2017 COMMERCIAL OVERVIEW *Aclaris has submitted an application to the FDA seeking approval to market and sell A-101 in the United States. Any commercial strategy discussed herein is dependent upon such FDA approval

Aclaris Commercial Team BRETT FAIR SVP, Commercial Operations 19 Years of Commercial Experience in the Pharmaceutical Industry Prior experience includes Allergan, Graceway, GSK and Almirall KEVIN SCOTT VP, Sales 20+ Years of Commercial Experience in the Pharmaceutical Industry Prior experience includes Novartis, Taro and Dermik SHEILA KENNEDY VP, Marketing 20+ Years of Commercial Experience in the Pharmaceutical Industry Prior experience includes CollaGenex and AstraZeneca ERIKA DUNBAR Director, Marketing 15 Years of Commercial Experience in the Pharmaceutical Industry Prior experience includes Valeant, Mylan and Baxter STACY WANG Director, Market Research 7 Years of Commercial Experience in the Pharmaceutical Industry Prior experience includes Allergan, Pharm.D. JOHN BAGDASARIAN VP, Professional Relations 20+ Years of Professional Relations & Med Ed Experience Prior experience includes 3M Pharma, Graceway and Viropharma TIM BENTLEY Exec. Director, Professional Relations 20+ Years of Professional Relations & Med Ed Experience Prior experience includes 3M Pharma, Graceway and Almirall 100+ Years Combined Dermatology Experience

HCP Market Research Dermatology HCP Market Research Type Subjects Date Vendor Physician Market Research Qualitative 41 Sept, 2012 Investor Understand SK Market & Reactions to A-101 Qualitative 30 April, 2013 Curtis Physician Demand for A-101 Quantitative 594 Sept, 2014 Burke Physician Adoption of A-101 Qualitative 7 Jan, 2015 Burke Practice Economics for A-101 Qualitative 8 Jan, 2016 Riis Reactions to A-101 and Positioning Qualitative 33 May, 2016 Archstone Physician Market Research Quantitative 138 Sept, 2016 Investor A-101 Creative Concept Testing Qualitative 25 Feb, 2017 Archstone Awareness Study at AAD Quantitative 55 Mar, 2017 HRA A-101 Positioning/Message Testing Qualitative 29 May, 2017 Archstone NPPA SK Exploratory Quantitative 96 June, 2017 HRA A-101 CVA Testing Qualitative 27 July, 2017 Archstone Billing Manager Study Qualitative 23 July, 2017 Phoenix Mktg SKU, Pricing & Loyalty Program Strategies Qual/Quant 240 Jun – Aug, 2017 Kaiser Assoc. Practice Integration Model (fielding) Qualitative 40 Aug – Sept 2017 Harper Global 1386

Patient Market Research Patient/Consumer Market Research Type Subjects Date Vendor Understand SK Market & Reactions to A-101 Qualitative 25 Oct, 2013 Clearview Understand SK Patient Journey Qualitative 15 July, 2015 Burke SK Patient Segmentation for A-101 Quantitative 957 Oct, 2015 Burke SK Patient Observation and Insights (In-office) Quantitative 406 June, 2016 Burke SKU, Pricing & Loyalty Program Strategy Qual/Quant 210 July – Aug, 2017 Kaiser Assoc Facial SK Consumer Exploratory Qual 40 Aug, 2017 Archstone Facial SK Patient Segmentation (fielding) Quant 700 Sept – Oct 2017 Burke 2353

Why Do We Like The SK Market?

FACE or NECK 80% TRUNK 85% ARMS 61% 83.8M people SEBORRHEIC KERATOSIS (SK) in U.S.1; 8.3 million SK treatments by dermatologists annually2 SK Distribution2 % of Patients who Have SKs on the: Global dermatology market valued at $20 billion in 2015, growing at CAGR of 7.7%3 Global aesthetic market expected to reach $13.29 billion by 2021, growing at CAGR of 10.8%4 1 Bickers DR et al, The Burden of Skin Disease, J Am Acad Dermatology, 2006;55:490-500. 2 Data on File. Aclaris Therapeutics, Inc. Dermatology Practice Patient Market Research Study (n=406), 2016. 3 Global Dermatology Market to 2022 GBI Research. http://www.gbiresearch.com/report-store/market-reports/therapy-analysis/global-dermatology-market-to-2022 innovative-pipeline-and-increasing-uptake-of-biologics-to-diversify-treatment-options-and-d Last accessed June 6, 2017. 4 Medical Aesthetics Market Report. MarketsandMarkets, 2015. http://www.marketsandmarkets.com/PressReleases/medical-aesthetics.asp. Last accessed May 12, 2017. 5 2016 ASAPS Statistics: Complete Charts. American Society for Aesthetic Plastic Surgery. http://www.surgery.org/sites/default/files/ASAPS-Stats2016.pdf. Last accessed May 12, 2017. ...non-surgical procedures increased by 650% from 1997-20165 Favorable Market Dynamics

In Market Research Conducted By Aclaris: Favorable Market Dynamics

83.8M People in the US with SK[1]

18.5M visits to Derm for SK[2]

8.3M SK treatments[2]

Reasons for Not Removing SKs Include[3]**:**

- Risk of **scarring**
- Risk of **hypopigmentation**
- Want to avoid **pain** or **discomfort**

Opportunity to Engage Motivated Patients via **DTC**



83% of SK patients were **interested in treatment** and willing to pay out-of-pocket[3]

73% of **female** SK patients were so bothered by SK that they have tried to **hide**, **disguise** or **remove** their lesions on their own[3]

42% of **male** SK patients were so bothered by SK that they have tried to **hide**, **disguise** or **remove** their lesions on their own[3]

[1] Bickers et al, The Burden of Skin Disease, *J Am Acad Dermatology*, 2006;55:490-500.
[2] Data on File: Aclaris Therapeutics, Inc. Screener of 594 dermatologists – 2014.
[3] Data on File, Aclaris Therapeutics, Inc. Dermatology Practice Patient Market Research Study (n=406), 2016.

ACLARIS THERAPEUTICS

Which of the following have you ever done to hide, disguise or deal with your SK spots? Pick at them so they fall off 31% Use make-up to disguise the spots 28% Wear clothing designed to hide the spots, such as turtlenecks, scarves, or long sleeved shirts 16% Avoid wearing a bathing suit, V-neck, or other clothing that would allow the spots to show 12% Avoid looking at or touching them 11% Wear my hair in a certain style to cover the spots 7% Use wart remover treatment on the spots 5% Women are significantly more likely to make attempts to cover up their SK spots (clothing, make-up and hair). Younger patients (40-49 and 50-59) are more likely than older patients (60-69) to use make-up to disguise SKs. Older patients are more likely to pick at their spots. 61% of patients have at some point taken measures to disguise, hide, or deal with SK spots. AGE AGE Patient Self-Management Source: Data on File, Aclaris Therapeutics, Inc. Dermatology Practice Patient Market Research Study (n=406), 2016.

Patient Willingness to Pay

- **Urban** and **suburban** patients are willing to pay almost **twice as much** as **rural** patients for current treatments
- Patients in their **40s** are willing to pay significantly more for current treatments than patients in their **50s** and **60s**
- Untreated patients are willing to pay slightly more for larger numbers of lesions, but this is most likely due to lack of awareness of current treatments prices

Average Maximum Willingness to Pay for Current Treatments, by Geography and Age[1] *(n=201)*

Geography	Urban	$345
	Suburban	$342
	Rural	$185
Age	40s	$424
	50s	$248
	60s	$253

Cost of Out-of-Pocket Treatment & Number of Lesions Treated *(n=201)*

Q28: Thinking specifically of the last treatment you paid for 100% out-of-pocket: a) How many asymptomatic growths did you have treated/removed? b) How much did you pay for the full cost of treatment, including any associated fees?

Average Cost of Out-of-Pocket Treatment: **$333**

Average Number of Lesions Treated Out-of-Pocket: **5**

As an out of pocket treatment, A-101 is more likely to be accepted by urban and suburban patients and those in their 40s

Source: Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - Patients (n=211), 2017.

Significant Unmet Need in SK Treatment



SK Before Treatment with Cryosurgery



3 Months Post Cryosurgery Treatment

CURRENT TREATMENT OPTIONS ARE OFTEN INVASIVE OR PAINFUL…[1]



- No FDA-approved medications
- Around two-thirds of SK treatments are performed through cryosurgery
- Other less common treatments include:
  - Curettage
  - Electrodesiccation
  - Excision, usually shave

A-101 IS AN APPEALING CONCEPT FOR SK TREATMENT

- Topical, non-invasive
- Minimal discomfort
- Reduced risk of pigmentary changes and scarring
- Can treat larger numbers of lesions
- Ability to hand off to ancillary staff
- MOA: Drives an apoptotic and necrotic cell death

[1] Jackson et al, Current Understanding of Seborrheic Keratosis: Prevalence, Etiology, Clinical Presentation, Diagnosis, and Management, *Journal of Drugs in Dermatology;* 14:10, 2015; 1119-1125

ACLARIS THERAPEUTICS

Why Do We Like A-101?

Subject: 04-52 Visit: 2 Date: 07Jul2014 Lesion: 3 H2O2%: 40.0 PLA: 3 Male Skin Type: 3 Location: Face Male Skin Type: 3 Location: Face Phase 3 Patient Photos: PLA 3 to PLA 0 (Clear) Pre-Treatment with A-101 Final Visit Follow-Up

Subject: 04-52 Visit: 2 Date: 07Jul2014 Lesion: 3 H2O2%: 40.0 PLA: 3 Pre-Treatment with A-101 Final Visit Follow-Up Female Skin Type: 2 Location: Back Female Skin Type: 2 Location: Back Phase 3 Patient Photos: PLA 1 (Near Clear)

Maintains stability while in transit and storage; 2 years stability at room temperature Handheld, easy to use, disposable Provides comfort and control Ideal for face and neck lesions; Treats up to 7 SK lesions Uniquely Designed Applicator Doe-foot applicator tip to optimize control Roll-resistant Cap Flame-sealed crushable ampoule maintains stability and efficacy of product while in transit and storage

In Market Research Conducted By Aclaris: Top HCP –Desired Benefits for a Topical SK Treatment

Top Perceived Benefits of A-101

Low risk of scarring/ depigmentation	• Clinicians are especially enthusiastic about the **low risk of this product causing depigmentation**	*"The big thing you always worry about with cosmetic procedures is the outcome—**you can get into trouble with pigmentation and scarring, so [low] risk is a big benefit**"* – MEDICAL DERMATOLOGIST
Manageable Pain level	• Some patients feel nervous about moving forward with treatment due to expected **discomfort or pain**	*"My immediate reaction is that **not having discomfort would be very favorable**."* —COSMETIC DERMATOLOGIST
Ability to be conducted by ancillary medical staff	• Clinicians appreciate that this treatment can be conducted by ancillary medical staff	*"If it is something **I can teach my staff** to use I would be **more willing to try it** because time is a drawback"* – MEDICAL DERMATOLOGIST
No wound care	• Those most likely to treat asymptomatic lesions are middle-aged, working professionals who are **self-conscious about skin appearance**	*"Sometimes people don't go ahead with treatment because they have **some event coming up** and don't want to **look bad** or have to **take care of their lesions**"* – MEDICAL DERMATOLOGIST

Source: Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - HCP (n=271), 2017.

ACLARIS THERAPEUTICS

In Market Research Conducted By Aclaris: Top Patient-Desired Benefits for a Topical Treatment for SK

Top Areas of Patient Interest in A-101 *(n=201)*

Q36: Please explain why you ranked Product X where you did among other treatment options.

Manageable Pain Level

"It seems to be [a good] option in terms of **pain level** and damage to the skin"

"**It hurts to have them frozen**"

"It doesn't involve any needles or scalpels"

Scarring/Discoloration

"The results look good, and **it's non-invasive**."

"I would want no **scarring**, or **discoloration** of area and having the pain level at a manageable level."

"The pictures of the results **look great**"

Invasiveness

"Its **topical** and growth just flakes off. This seems to be the **less invasive** approach."

"It seems to be the easiest to use and had great results. I **don't want any cutting whatsoever.**"

"I really like that it "**dissolves**" the growths rather than being more violent, I would prefer a **topical** treatment to any sort of scraping"

Patient Value Proposition

Source: Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - Patients (n=211), 2017.

ACLARIS THERAPEUTICS

Non-surgical Procedures: Quick Facts 2016 ASAPS Statistics: Complete Charts. American Society for Aesthetic Plastic Surgery. http://www.surgery.org/sites/default/files/ASAPS-Stats2016.pdf. Last accessed May 12, 2017.

Commercial Strategy *Aclaris has submitted an application to the FDA seeking approval to market and sell A-101 in the United States. Any commercial strategy discussed herein is dependent upon such FDA approval

STRATEGY Positioning Identify the A-101 Patient Identify the HCP Early Adopters EXECUTION Hire the right rep profile and align against appropriate targets at launch Comprehensive HCP Campaign that includes speaker programs and provides the necessary resources to support product pull-through Comprehensive Consumer Campaign that targets the A-101 consumer What Do We Need To Do To Be Successful?

A-101 Positioning: Face and Neck Body Locations Where Patients Would Use A-101 (n=201) A-101’s value proposition is strongest for face and neck lesions Patients are most adverse to scarring and depigmentation risks on the face and neck Patients are more adverse to pain / discomfort when treating lesions on the face and neck No wound care Willingness for patients to pay a premium is likely to be greatest with face and neck lesions Patients visiting cosmetic dermatology practices are typically paying out-of-pocket for other face / neck procedures These patients also value outcomes, comfort and convenience over price “I would choose this treatment over others particularly around the face and neck – without question” — SK PATIENT Source: Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study – HCP (n=271), Patients (n=211), 2017.

HCPs Rank the Location and Number of Lesions as the Most Important Factors in Offering A-101 to Their Cosmetic Patients Location of Lesions 1 HCPs believe that patients seeking treatment on the face and/or neck will be the most worthwhile for offering A-101: “If the lesions are on the face, patients are more willing to spend money to get rid of them” Number of Lesions 2 Many HCPs cited concern over the time needed with each patient to properly apply A-101 as a reason to not offer it: “The number of lesions is of utmost concern due to the fact that if a patient has one vs. thirty lesions, they will require much more or less of my time” Socioeconomic Status 3 Dermatologists recognize the premium nature of this product and would offer it to their wealthier patients accordingly: “If the patient is not well-off financially, they will most likely not want to pay out of pocket for this procedure” Age & Gender 4 HCPs would tend to offer A-101 to their younger (40-49 and 50-59 year old), female patients: “Older patients don’t want to spend money on their appearance once they reach a certain stage in life” “Women are more likely to spend money on a cosmetic procedure than men” The ideal A-101 patient is wealthy and young, with a few face and/or neck lesions Source: Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - HCP (n=271), 2017.

US Patient Opportunity for A-101: Face Only

A-101 Patient Funnel	Input/Assumption
83.8M People in the US with SK[1]	~83 Million
44.1M of these Patients with Income to Spend on Cosmetic Treatments[2]	~53% of the US population has HHI>$75k or HHI>$50k with discretionary spend
35.3M of these Patients Visiting or Interested in Visiting Relevant Providers[2]	~80% of patients visiting or interested in visiting relevant providers
17.6M of these Patients with Facial SK Lesions[2]	~50% of patients *self-identified* with facial lesions
10.5M of these Patients with Asymptomatic Lesions Bothersome Enough to Pay for OOP Treatment[2]	~59% of patients bothered enough to pay OOP for treatment
6.8M of these Patients Selecting A-101[2]	~65% of patients selecting A-101 for SK removal
5.6M of Patients Willing to Pay for A-101[2]	~82% WTP for A-101

[1] Bickers DR et al, The Burden of Skin Disease, J Am Acad Dermatology, 2006;55:490-500.
[2] Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - Patients (n=211), 2017.

ACLARIS THERAPEUTICS

Dermatologist Segments: Attitudes Towards SK Treatment “Reluctant Removers” Attitude: Happy to treat SK lesions if the patient says the appearance bothers them, but don’t proactively discuss treatment options; pride themselves on “quality” of service but don’t want to charge patients more than they perceive as being fair Who they are: “Hybrid” practices satisfied with the treatment options they offer but willing to incorporate another if they believe it would genuinely help patients; their patients are often more price sensitive and less willing to pay out of pocket Treatment: Stick to the “basics” of cryo, electrodessication and shave removal, tending to use cryo due to ease of use Likelihood of being a cosmetic clinician: Attitude: Proactively bring up lesions they see and inform patients of options for treatment, whether the patient asks or not Who they are: More likely to be cosmetic dermatology practices in urban / higher SES areas Treatment: Treat a higher portion of asymptomatic patients; typically work in offices with more treatment options (e.g., laser) and are happy to incorporate more Attitude: Do not like to treat asymptomatic lesions due to risk of poor cosmetic outcome; tend to view benign SK removal as unnecessary and place high emphasis on patient education of risks Who they are: Medical derms with a lower portion of their practice considered aesthetic and a higher portion of their patients from lower income brackets Treatment: Treat a low portion of patients and very rarely treat those with DPN given the higher risk of depigmentation “High Aesthetic” “Request Fulfillers” “I don't like treating people who are asymptomatic. For one I don't want to risk scarring; why am I treating it if the cosmetic outcome could be just as bad? I steer them against doing it unless they really insist on wanting it done” — MEDICAL DERMATOLOGIST “Generally speaking I do encourage treatment of asymptomatic SKs and see no reason to discourage it, we are aesthetically focused and do a lot of cash treatments” — COSMETIC DERM PHYSICIANS ASSISTANT “I don’t push it For some people who really don't like them, I see the peace of mind they get for removing it as worth the treatment” — MEDICAL DERMATOLOGIST Likelihood of being a cosmetic clinician: Likelihood of being a cosmetic clinician: High Low High Low High Low Earliest and most enthusiastic adopters

A-101 Early Adopter: Value, Priority & Selection Target Profile Criteria: Tier 1 = >8 decile for SK & Aesthetic Sales Tier 2 = 5-7 decile for SK & Aesthetic Sales and decile >8 for Aesthetics Sales or SK Target Status SK Treatment Aesthetic Business Target Status Name ASDS Member Total SK Decile Total SK Diagnosis Aesthetic Decile Aesthetic Sales Tier 1 HCP 1 Yes 10 2,888 10 $565,405 Tier 1 HCP 2 Yes 10 1,626 10 $402,432 Tier 1 HCP 3 Yes 9 1,294 10 $503,830 Tier 1 HCP 4 No 9 1,332 10 $277,062

3,000 Target Accounts (~6,000 HCPs) 60 Accounts (~120 HCPs) per Rep 900 “Tier 1” Targets 2,100 “Tier 2” Targets Representing 70% of national SK diagnosis claims, 85% of Aesthetic Sales Strategic Accounts (Advanced Derm, DermOne, GPO’s, etc.) “White Space” Accounts will be additive to the customer set above 500 Accounts 2 Inside Sales Reps Target Universe

Territory Alignment Sales Director 1 Strategic Accounts 1 Sales Managers 6 Sales Reps 50 Inside Sales 2 HAWAII

© Copyright 2017 Aclaris Therapeutics. All rights reserved. A-1 Sheila Kennedy VP, Marketing October 2017 PROFESSIONAL CAMPAIGN

1H 2018 2H 2018 Professional Campaign Proposed Timeline Now Approved! Ads Intro Experience Speaker Programs Now Approved! @ AAD San Diego, Feb 16-20 Professional Campaign: Make Your Mark Key Conferences HCP Advertising Consumer Celebrity PR Campaign Direct-to-Consumer Advertising Sampling Sales Force Promotion Promotional Speaker Programs Samples thru Personal & Non-Personal Promotion NSM Account Management Consumer Campaign NYC Media Event First TV Ad

The Challenge: Build on Phase 3 learnings to guide successful adoption and incorporation of A-101 into clinical practice The Opportunity: Strong interest among dermatologists to serve as early adopters--developing expertise and insights to share with colleagues and Aclaris The Approach: EARLY EXPERIENCE INITIATIVE Areas of Interest for Feedback: Lesion selection, application technique, treatment time, patient management, patient outcomes Timing: Q1 2018 Advancing A-101 from Clinical to Real World Setting

Early Experience Initiative Overview

OBJECTIVE



To partner with target customers as they gain initial A-101 clinical experience in order to identify best practices and optimize promotions and educational support

FOCUS

- Target Customers: ~300 dermatologists
- Target Patients: ~6 patients per practice with SKs on face, neck, and/or hairline
- Treatment Outcomes

ACLARIS THERAPEUTICS

Early Experience Initiative Aclaris-sponsored webinar provides overview of initiative and initial training Dermatologist identifies and treats patients, provides program materials to patient, keeps records Collect feedback to optimize promotions and educational support Program components Sales representative serves as liaison throughout initiative

© Copyright 2017 Aclaris Therapeutics. All rights reserved. A-1 John Bagdasarian VP, Professional Relations October 2017 PROFESSIONAL RELATIONS

Strengthen Aclaris’ position as a biopharmaceutical company committed to the specialty of dermatology Raise awareness among the dermatology community on the significance of treating asymptomatic SK Facilitate cross functional activities to ensure the adoption and integration of A-101 into clinical practice Strategic Imperatives

Thought Leader Engagement and Customer Insights

Gain insights from internal stakeholders (e.g. clinical investigators, institutional knowledge, etc.) Mine professional literature, conference faculty, clinical trial rosters, other TL’s, etc. Strengthen and refine existing thought leader relationships Leverage thought leader network to support key educational, promotional, and business development initiatives Establish a strong working relationship with TL network to enhance Aclaris Corporate brand awareness Utilize TL advocate base to help develop content, refine positioning, and develop differentiation for A-101 Strategic analysis must be applied to identify Thought Leaders (National/Regional/Local) Thought Leader Engagement Plan

Nat. Meeting Thought Leaders Aesth & Hybrid Steering Committee National TL Expert Input Forums Regional Regional Regional Regional TL Expert Input Forums Message Platform Revised Message Platform Revised Message Platform Nat. Meeting Nat. Meeting Nat. Meeting (NP/PA) Regional (NP/PA) Nat. Meeting (NP/PA) Regional (NP/PA) Steering Committee serves as the architect to assist in analyzing the A-101 Phase III clinical data and provide insights on development of our clinical messaging, product integration models and identification of specific patient profiles Ensuring Content Is Relevant and Meaningful for Our Audiences

Speaker Bureau Programs

Develop a high impact, focused and comprehensive educational slide deck to increase awareness of the A-101 Phase III clinical data Increase the HCP’s ability to quickly identify the appropriate patient who could benefit from treatment with A-101 Support the A-101 messages that will be communicated in other promotional materials Synergy with the field sales force and alignment with other promotional initiatives Speaker Bureau: Objectives

Internal Stakeholder Input Field Sales Team Clinical Experience Align with Needs of Regional Markets Identify Faculty at Derm Conferences 2017 Timeline Phase I: Speaker Bureau Analysis Phase II: Speaker Identification Phase III: Contracting Feb March Aug July June April May Oct Jan Sept Nov Dec Thought Leader Input Creation of Speakers Bureau

Dinner Programs (8-12 HCPs) Product Theaters at Major Conferences (75-250 HCPs) Webinars (8-10 HCPs) A-101 Speaker Bureau Speaker Bureau: Delivery Vehicles

48 Dermatology Conferences 2018 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Caribbean Derm Winter Clinical Maui Derm ODAC South Beach Symposium Hawaii Derm AAD Scale AOCD Noah Worcester Society of Investigative Derm Skin of Color Real World Derm Residents Real World NP/PA SDPA Derm Essentials Resources Meeting PA-NP Maui Derm NP + PA Alabama Derm Cosmetic Boot Camp Summer AAD Controversies Fall Clinical Derm SDEF ASDS Mt. Sinai Key 2018 Dermatology Conferences

© Copyright 2017 Aclaris Therapeutics. All rights reserved. A-1 Erika Dunbar Director, Marketing October 2017 CONSUMER CAMPAIGN

83.8M People in the US with SK1 18.5M visits to Derm for SK2 8.3M SK treatments2 83% of SK patients were interested in treatment and willing to pay out-of-pocket3 1 Bickers et al, The Burden of Skin Disease, J Am Acad Dermatology, 2006;55:490-500. 2 Data on File: Aclaris Therapeutics, Inc. Screener of 594 dermatologists – 2014. 3 Data on File, Aclaris Therapeutics, Inc. Dermatology Practice Patient Market Research Study (n=406), 2016. of female SK patients were so bothered by SK that they have tried to hide, disguise or remove their lesions on their own3 Opportunity to Engage Motivated Patients via DTC Reasons for Not Removing SKs Include3: Risk of scarring Risk of hypopigmentation Want to avoid pain or discomfort 73% of male SK patients were so bothered by SK that they have tried to hide, disguise or remove their lesions on their own3 42% In Market Research Conducted By Aclaris: Favorable Market Dynamics

Traditional DTC Derm Office Social Media Search Television Digital Print Waiting Room Materials Video Screens Patient Programs Search Health Websites ENTERTAINMENT DERM OFFICE HEALTH RESEARCH SOCIAL Texting DTC Advertising Will Engage / Intercept SK Target Patients

What Are The Best Channels to Reach our Consumer? Engagement Index1 Target Gender: Female Target Age: 40’s and 50’s Target Geography: Urban and Suburban Target HHI: HHI>$75k or HHI>$50k with discretionary spend2 1Data on File, Aclaris Therapeutics, Inc. Media Planning, 2017. 2Data on File, Aclaris Therapeutics, Inc. SKU, Pricing & Loyalty Program Strategies Study - Patients (n=211), 2017. 0 50 100 150 200 250 300 TV – Ad Online – Video Print/POC - Magazines Online Display Paid Social Paid Search Awareness/Notice Ask Doctor

DTC/DTP Proposed Timeline 2017 2H 2018 1H 2018 2H DTC DTP DTC Creative Campaign Development DTC Channel Development Expectation Setting Piece Post Care Guide Patient Brochure In-office POC Materials Launch Campaign Print Advertising Consumer Website Banner Advertising Social Media Strategy & Tactics TV Advertising DTP Creative Campaign Development

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Thought Leader Discussion on A-101 in Seborrheic Keratosis and Warts

Adam Friedman, MD, FAAD is an Associate Professor of Dermatology and serves as Residency Program Director, Director of Translational Research, and Director of the Supportive Oncodermatology Program in the Department of Dermatology at The George Washington University School of Medicine & Health Sciences. Dr. Friedman completed his undergraduate training at the University of Pennsylvania and graduated with Distinction in Dermatologic Research at the Albert Einstein College of Medicine in New York. He completed his internship at New York Hospital Queens, and returned to Einstein for his Dermatology residency and was appointed Chief Resident during his final year. Dr. Friedman joined the Einstein faculty after graduation from 2010-2015, during which time he was the Director of Dermatologic Research, Director of the Translational Research Fellowship, and the Associate Program Director. Michael Gold, MD, FAAD is the founder and medical director of Gold Skin Care Center, Advanced Aesthetics Medical Spa, The Laser & Rejuvenation Center, and Tennessee Clinical Research Center in Nashville, TN. He is a board-certified dermatologist and dermatologic surgeon and oversees the various facets of the center's operations — a combination of medical and surgical dermatology, cosmetic dermatology, aesthetic services and research endeavors, which began in 1990. Dr. Gold has earned worldwide recognition for providing patients with leading-edge technological advances in dermatology and aesthetic skin care. He plays an integral role in the development of new pharmaceutical products and medical devices through his clinical research. He presents the results regularly at national and international dermatology and cosmetic meetings. Dr. Gold has authored over 300 published scientific articles, 35 textbook chapters, and has edited two textbooks on Photodynamic Therapy. He serves on most major dermatology journal boards and is the current Editor-in-Chief of the Journal of Cosmetic Dermatology. In addition, Dr. Gold helped establish the Tennessee Society for Laser Medicine and Surgery (TSLMS), a group of health care providers interested in the distribution of information and proper training for those in the cosmetic arena. The TSLMS puts on an annual meeting known as SCALE, or Symposium for Cosmetic Advances & Laser Education. It is one of the leading U.S. dermatologic and aesthetic meetings. Discussion on Seborrheic Keratosis and Warts:

Genetics and Immunology of Alopecia Areata

Genetics and Immunology of Alopecia Areata Angela M. Christiano, Ph.D. Julian Mackay-Wiggan & Raphael Clynes Columbia University College of Physicians & Surgeons Madeleine Duvic, MD Anderson Maria Hordinsky, Univ of Minnesota Vera Price, UCSF David Norris, University of Colorado

Disclosures Board Member: Dystrophic EB Research Association of America Scientific Advisory Council Chair: National Alopecia Areata Foundation Board Member: North American Hair Research Society Board Member: Douglass College of Rutgers University Research Grant Recipient: Bristol-Myers Squibb Research Grant Recipient: Pfizer Scientific Advisor, Shareholder, Consultant: Aclaris Therapeutics Consultant: Dermira Co-Founder: Rapunzel Bioscience President 2016-2017: Society for Investigative Dermatology

V. Herbst et al., Eur J Dermatol 16, 537 (Sep-Oct, 2006). hair follicle immune system CD4 CD1a CD8

Challenge of Alopecia Areata Pathogenesis: Collapse of Immune privilege of the Hair Follicle From Gilhar, Paus & Kalish, JCI, 2007

Functional Genomics: How to Apply to AA? Genomics Epigenomics Cell Regulatory Logic Protein Protein Protein Membrane Protein DNA Transcriptomics Other Omics: Metabolomics Proteomics Glycomics Drugs & Biomarkers Clinical Trials Prevention Diagnosis Treatment Cancer Slide courtesy of Dr. Andrea Califano

Outline Genetics of Alopecia Areata Immunology of Alopecia Areata Translational Research and Clinical Studies

Genomewide Association Studies (GWAS) in Alopecia Areata



HLA
ULBP3/ULBP6 (NKG2D ligands)
CTLA4/ICOS
IL2RA
Eos/ErbB3
STX17
PRDX5
-log(pvalue)
0
10
20
30
40
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22
Position in Genome

Petukhova, et al, Nature 2010

Pathways Costimulatory Pathway NKG2D axis Cytokine signaling Aligned Diseases Type 1 diabetes Rheumatoid arthritis Celiac disease Surprises Genome-wide Association Study in AA

How have genetic studies advanced our understanding of disease pathogenesis? How have genetic studies led to translational research and new clinical approaches?

• In RA, synoviocytes aberrantly express MIC ligands, leading to autoreactive T cell stimulation. • In Celiac disease, MIC ligands are overexpressed in the gut epithelium during active disease. • In Type 1 diabetes, Islet cells in prediabetic NOD mice express RAE-1 ligand. Hypothesis: In AA, do we find overexpression of ULBP3 in the hair follicle? The aberrant expression of NK activating ligands in genetically predisposed individuals may induce or exacerbate disease. Common pathways with other Autoimmune diseases: NK ligands in the target organs

Danger Signals: ULBP3 Expression in the Hair Follicle

Danger Signals: ULBP3 Expression in the Hair Follicle

AA is caused by ‘swarm of bees’ Killer CD8 T cells attracted by NKG2DL AA Pre-2010 Swarm of Bees AA 2010: Bees are identified *Collaboration with Raphael Clynes

Outline Genetics of Alopecia Areata Immunology of Alopecia Areata Translational Research and Clinical Studies

Alopecia Areata in Mice

AA Normal Human Alopecia Areata And Normal Scalp Human Mouse Gene Fold Upregulated Gene Fold Upregulated CXCL10 6.749738 Cxcl10 37.489223 CXCL9 6.3546677 Cxcl9 75.22101 CD8A 2.8763134 Cd8a 14.440988 STAT1 2.647132 Stat1 14.508814 IFI44 2.504809 Ifi44 20.594664 CCL2 2.4538028 Ccl2 6.1081963 GZMA 2.4454105 Gzma 56.385307 RSAD2 2.1267016 Rsad2 2.905758 PTPRC 2.0699668 Ptprc 2.068105 TLR3 2.0492992 Tlr3 2.5370347 CD274 2.0426362 Cd274 8.396741 Gene Expression in Human and Mouse AA Comparative Transcriptomics Reveals Shared IFN Response Signature Shared Pathogenesis in Human and C3H/HeJ Mouse ★ ★ ★ ★ ★ ★ ★

Shared Pathogenesis in Human and Mouse NKG2D “Stress” Ligands are Upregulated in the Hair Follicle Human Alopecia C3H/HeJ non-lesional C3H/HeJ lesional C57/Bl6 Mouse Alopecia H60 H60 H60 Pethukova, Nature 2010

CD8+NKG2D+ Cytotoxic T Cells infiltrate the AA Hair follicle Mouse Alopecia CD8 NKG2D CD8/NKG2D Pethukova, Nature 2010

--OR-- NKG2D+ LN cells alone CD8+ NKG2D+ T cells are Necessary and Sufficient for T Cell Transfer of AA Xing, et al, Nature Medicine 2014

Shared Characteristics between Human AA and the C3H/HeJ Mouse Model Several lines of evidence support the relevance of the model 1. End–organ drivers NKG2DL (ULBP3, MICA), and IL-15 in HF 2. Immune effectors CD8 T cell effectors 3. Biomarkers IFN-transcriptional signature 4. TCR Repertoire evidence for antigenic drive Using the mouse model, we have validated relevant cytokine pathways in AA (such as IFNg, IL15, IL2), using blocking antibodies to prevent disease onset. To reverse established disease, rather than using a biologic.. How do we target our CD8+ killers?

JAK kinases: Therapeutic targets in Alopecia Areata /Epithelial Cell CD8+ T cell JAK1/3 Potential Therapeutic Targets for Alopecia Areata

IL-15 and IFNg are Critical Cytokines for CD8+NKG2D+ Killer T Cells

Hypothesis: Can we target their Effector JAK Kinases?

Highly expressed in diseased human and murine AA HF

Drives CD8 killer activation

Ab blockade prevents disease

Produced by killer T cells

Dominates human and murine AA signature and drives inflammation

Ab blockade prevents disease


IL-15
Jak1
Jak3


CD8
Killer T
cells
IL-15
IFN-g


IFN-g
Jak1
Jak
2

O’Shea, Immunity 2012 IL-15 IFNg JAK Inhibitors in Clinical Development

Pre-clinical C3H-HeJ mouse model of alopecia areata

C3H/HeJ *Spontaneous* alopecia areata → 15% incidence in 6-12 months

C3H/HeJ *Skin Graft* Model→ **100% incidence in 6-12 weeks**
McElwee, JID 1998

Prevention Model→ Give drug at the time of grafting

Treatment Model → Give drug after onset of disease (6 weeks or later)


AA skin donor
AA graft recipients
1cm²
skin grafts
6 weeks
Patchy AA
16 weeks
AT/AU

Pre-clinical studies with systemic delivery JAK1/2 Inhibitor (ruxolitinib) JAK3 inhibitor (tofacitinib)

JAK 3 Inhibitor (Tofacitinib) Prevents Alopecia Areata Xing, et al, Nature Medicine 2014

JAK 1/2 Inhibitor (Ruxolitinib) Prevents Alopecia Areata Xing, et al, Nature Medicine 2014

Normalization of inflammatory infiltrates in AA prevention model using systemic delivery JAK3 Inhibitor Tofacitinib JAK1/2 Inhibitor Ruxolitinib Xing, et al, Nature Medicine 2014

Pre-clinical studies with topical delivery JAK1/2 Inhibitor (ruxolitinib) JAK3 inhibitor (tofacitinib)

Before Treatment Topical treatment results in reversal of long-standing AA (2-3 months duration) 4 weeks 7 weeks JAK1/2 Inhibitor Treated JAK3 inhibitor Treated Before Treatment 4 weeks 7 weeks Before Treatment 4 weeks 7 weeks Control Mice CD4 CD8 MHC-I MHC-II Control JAK inhibitor NKG2ACE Control JAK inhibitor Skin Flow Cytometry Skin Immunohistochemistry

Baseline 12 weeks 8 weeks Post treatment Vehicle Ruxolitinib Tofacitinib Topical treatment with JAKi is durable and does not show evidence of systemic absorption back belly back belly back belly

JAK inhibitors work both on hair follicle and on CD8+ NKG2D+ T cells



Hair follicle bulb
(anagen phase)
CD8+
NKG2D+
T cells
T cell
proliferation
Nucleus
Follicular
epithelial cell
P
STAT1
Ruxolitinib
Tofacitinib
JAK1
JAK2
IFN-γR1
IFN-γR2
IFN-γ
NKG2DL
NKG2D
MHC class I
+ peptide
CD8
TCR
IL-15
IL-15Rα
IL-2Rβ
γc
JAK3
JAK1
Tofacitinib
Ruxolitinib
P
STAT5
CD8+NKG2D+
T cell
Nucleus

Xing *et al.*[2] show that CD8+ NKG2D+T cells infiltrate the dermis and localize to the hair follicle bulb, where they form immune synapses with follicular epithelial cells through major histocompatibility complex (MHC) class I–peptide complexes and NKG2DL. Activated CD8+ T cells release IFN-γ, which binds the IFN-γR on the surface of the follicular epithelial cell, which in turn signals via JAK1 and JAK2 to promote production of IL-15, a mediator of CD8+ T cell induction, and its chaperone IL-15Rα. This binds the IL-15R complex (IL-2Rβ and γ_c) on the CD8+ T cell surface, causing signaling via JAK1 and JAK3 to enhance the production of IFN-γ and amplify the feedback loop. Ruxolitinib and tofacitinib are small-molecule JAK inhibitors that interfere with this feedback loop; ruxolitinib inhibits JAK1 and JAK2, and tofacitinib inhibits JAK3 more strongly than JAK1. These inhibitors are able to alleviate the AA symptoms. STAT1, signal transducer and activator of transcription-1; TCR, T cell receptor; STAT5, signal transducer and activator of transcription-5. From Divito and Kupper, **Nature Medicine** 20, 989–990 (2014).

Outline Genetics of Alopecia Areata Immunology of Alopecia Areata Translational Research and Clinical Studies

Alopecia Areata Disease Signatures AAP AT/AU NC b 0 50 -50 0 50 -50 0 0.0003 0.0006 Principal Component 1 Principal Component 2 Jabbari, et al. EBioMedicine. 7:240-7, 2016

Normalized Enrichment Score vs. AA disease signature Modules Gene Expression Modules in Human Alopecia Areata IFN, CTL genes KRT genes Jabbari, et al. EBioMedicine. 7:240-7, 2016 N E S ? 6 ? 4 ? 2 0 2 4 6

ALADIN analysis of AA patient biopsies Normal controls AA patchy AU/ AT CTL signature IFN signature KER signature Jabbari, et al. EBioMedicine. 7:240-7, 2016

Alopecia Areata Disease Activity Index (ALADIN) Alopecia Areata Disease Activity Index (ALADIN), a multi-dimensional quantitative composite score that may be used as an AA “molecular distance to health” (Pankla et al 2009). ALADIN is comprised of three signature scores: a CTL score, an IFN score and a KER score. ALADIN is being assessed and refined in our biomarker and clinical studies to evaluate its utility in human AA. Jabbari, et al. EBioMedicine. 7:240-7, 2016

Alopecia Areata Disease Activity Index (ALADIN) AU/AT AAP Normal KRT IFN CTL Jabbari, et al. EBioMedicine. 7:240-7, 2016

Molecular signatures define alopecia areata subtypes and transcriptional biomarkers Conventional thinking in AA.. Efficacy of topical immunotherapies in AU/AT may be lower in longstanding disease AU/AT biopsies often appear devoid of hair follicles, as well as immune infiltrates, “burned out” disease AU/AT is more recalcitrant to therapy than AAP Contrary to dogma, gene expression profiling reveals a more exaggerated immune profile in AU/AT compared with AAP, suggesting that even long-standing disease may be treatable using rational therapies Jabbari et al, ebiomedicine 7:240-247, 2016

FDA-Approved JAK Inhibitors JAK3 (pan-JAK) inhibitor Rheumatoid arthritis JAK1/2 Inhibitor Myelofibrosis JAK inhibitors are potent immunosuppressive agents with associated risks: Are they safe and effective in alopecia areata?

Ruxolitinib – study design PI: Julian Mackay-Wiggan, MD, MPH Open-label, single arm pilot study 12 patients (initially 10), duration of disease from 2-34 years 10 Moderate to severe patch type AA, 2 AT/AU (s/p modification) Treatment with ruxolitinib 20mg BID for 3 to 6 months. Efficacy measured by hair re-growth as determined by physical exam, SALT score and photography, and by patient and physician evaluation scores. Patients followed for 3 months after treatment to evaluate durability of response. Biopsies and peripheral blood obtained at baseline and at 12 weeks for immune monitoring and molecular studies. Additional biopsies and blood draws (1-3 anticipated) obtained as clinically indicated QOL measures at baseline and at various additional time points

Efficacy of Ruxolitinib in AA 9 of 12 patients (75%) achieved the primary outcome of at least 50% regrowth measured by SALT score Response is seen as early as 1 month (subtle patchy regrowth) Regrowth progresses steadily with continued patchy regrowth usually by 3 months 3 non-responders 3 patients with mod/severe relapse, 6 patients with mild Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Severity of Alopecia Tool - SALT Score

Ruxolitinib - Subject 3 Baseline Baseline SALT 64%. Duration of hair loss 12 years

Ruxolitinib - Subject 3 Week 24 Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Ruxolitinib - Subject 4 Baseline Week 4 Week 8 Week 12 Week 16 Week 20

Ruxolitinib - Subject 4 Baseline Week 20 Duration of AA 12 years. Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Rapid skin repigmentation on oral ruxolitinib in a patient with coexistent vitiligo and AA Harris et al, JAAD 2016

Ruxolitinib - Subject 9 Baseline Week 24 Baseline SALT 95%, duration 4 years

Ruxolitinib - Subject 12 Baseline Week 24 Baseline SALT 100%. Duration of hair loss 9 yrs

Ruxolitinib - Subject 5 Baseline Week 12 Baseline SALT 81%. Duration of hair loss 4 yrs Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Ruxolitinib – Adverse Events and Relapse AEs - Less frequent than anticipated Lowered white counts initially but remaining WNL therefore no dose adjustment required Lowered hgb – 1 patient required dose modification 1 patient with 2 episodes furuncles/abscesses and reported possible biopsy site infection Mild URIs, 1 episode pneumonia No observed lowered platelets Relapse - observed in most patients by 2-3 months, ranging from mild (not noticeable) to moderate/severe

Ruxolitinib SALT scores Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790. 0 10 20 30 40 50 60 70 80 90 100 SALT Score (%) Weeks SALT Score (%) vs. Time Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 Subject 6 Subject 7 Subject 8 Subject 9 Subject 10 Subject 11 Subject 12 On treatment Off treatment

Ruxolitinib % regrowth Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790. -10 0 10 20 30 40 50 60 70 80 90 100 Percent Regrowth (%) Weeks Percent Regrowth (%) vs. Time Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 Subject 6 Subject 7 Subject 8 Subject 9 Subject 10 Subject 11 Subject 12

Oral Ruxolitinib Clinically Reverses Moderate/Severe Alopecia Areata On-Target Reversal of Inflammatory Biomarkers Early Data from Single Arm Open Label Study of 12 patients Xing, et al. Nature Medicine 2014

Gene expression profiling before and after Ruxolitinib treatment Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Responder, Baseline Responder, w12 Nonresponder, w12 Nonresponder, baseline Normal ALADIN score before and after ruxolitinib treatment Mackay-Wiggan, et al. JCI Insight. 2016 15:e89790.

Tofacitinib Study Design PI: Julian Mackay-Wiggan, MD, MPH Open-label, single arm pilot study 12 patients –6 moderate to severe patchy AA and 6 AT/AU, duration of disease from 3-34 years Treated for 6 to 12 months with tofacitinib 5mg BID, up to 10mg BID. Efficacy measured by hair regrowth as determined by physical exam, SALT score and photography, and by patient and physician evaluation scores. Patients will be followed for another 6 months after end of treatment to evaluate the durability of response. Biopsies and peripheral blood will be obtained at baseline, weeks 4 and 24, for immune monitoring and molecular studies. Additional biopsies and blood draws (1-3 anticipated) may be obtained as clinically indicated QOL measures at baseline and at various additional time points

Tofacitinib – Subject 1 Baseline SALT 100%, 5 mth 5mg BID, 2mth 10/5 mg BID, 3 mth 10 BID ongoing. Last SALT 39% Jabbari et al., submitted

Tofacitinib – Subject 2 BL SALT 46, 5 months at 5mg BID, 2 months at 10/5mg , 2 months 10mg ongoing. Last SALT 12. Jabbari et al., submitted

Tofacitinib – Subject 2 BL SALT 84, 6 months 5mg BID, 0 months 10/5mg, 0 months 10mg, End of treatment SALT 0. Jabbari et al., submitted

Tofacitinib – Subject 11 Baseline SALT 100%, 1 month – 5 mg BID, 2 months - 10 mg/5 mg, 9 months – 10 mg BID. Last SALT 13% Jabbari et al., submitted

Tofacitinib – Subject 5 (non-responder) Baseline SALT 100%, 3.5 months - 5 mg BID, 2 months 10 mg /5 mg, 2.5 months 10 mg BID. Last SALT 99% Jabbari et al., submitted

Tofacitinib Timecourse of Treatment Response over 4 months Jabbari et al., submitted

Tofacitinib SALT Scores Jabbari et al., submitted 0 10 20 30 40 50 60 70 80 90 100 SALT (%) Weeks SALT (%) vs. Time Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 Subject 6 Subject 7 Subject 8 Subject 9 Subject 10 Subject 11 Subject 12

Tofacitinib Regrowth



Regrowth (%) vs. Time
Regrowth (%)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
0
4
8
12
16
20
24
28
32
36
40
44
48
Weeks
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5
Subject 6
Subject 7
Subject 8
Subject 9
Subject 10
Subject 11
Subject 12

Tofacitinib requires higher dose and longer duration of treatment (15mg or 20mg; >6 months)

Jabbari et al., submitted

Tofacitinib– Low Dose Responder Baseline Week 4 Week 24 Baseline Week 4 Week 24 Jabbari et al., submitted 0 10 20 30 40 50 60 70 80 90 100 SALT (%) Weeks SALT (%) vs. Time

Tofacitinib– High Dose Responder Dose increased Baseline Week 4 Week 24 Baseline Week 4 Week 24 Jabbari et al, submitted

Tofacitinib in Psoriasis Bachelez et al., Lancet, 2015

Session III: Success Stories: Lessons from Clinical Studies with JAK inhibitors

November 14-15, 2016
Alopecia Areata Research Summit
Building & Crossing the Translational Bridge
New York City · New York · USA
National Alopecia Areata Foundation
ALOPECIA AREATA Treatment Development Program

Julian Mackay-Wiggan – Update on Clinical Research in AA

Ruxolitnib study – 12 patients, 20mg BID. Regrowth as early as 4 weeks. 9 of 12 had 50% regrowth.8 of 9 achieved their endpoint by week 12 (75% response rate). Tofacitinib study – 12 patients 5mg BID up to 10mg BID. Followed for 6 months. 7 of 12 had 50% regrowth. 6 of 7 responders needed dose escalation. (approx 60% response rate). Relapse 4-8 weeks after stopping. Abatacept study – one complete responder out of 15 treated – continued to regrow even after end of treatment. Biomarker analysis using gene expression performed in all studies.

Wilma Bergfeld – Cleveland Clinic AA Tofacitinib Results

Open retrospective study. Moderate to severe, recalcitrant patients, some with RA and AA. Thirteen patients, all recalcitrant to other therapies. Average regrowth at 4 months, some as late as 9 months . Some are on drug for 18 months. One AU patient was african american, regrew his eyebrows and lashes but not scalp and not body hair. Three patients had total regrowth. One was duration of 30 yrs. Response rate =approx 54%.

Justin Ko – Oral Tofa in Severe AA – Stanford/Yale Study

All patients are on 5mg BID and for 3 months duration only. Enrolled 70 patients – 66 finished study. Long durations 1-43 years; avg 5 years duration. ¾ were AU/AT patients. Biomarker analysis using gene expression studies. Outside the study – treating approx 80 patients. About 2/3 of patients grow clinically acceptable patients at 6 months or longer. Roughly 66% overall response rate.

Brett King – Tofa in AA in Adults and Adolescents

Approx 90 adult patients treated and 13 adolescents with tofa alone or tofa with pulse steroid. Overall response rate approx 60% in adults, 75% in teenagers. Patients with disease duration less than 11 years have better responses. Relapses seen while on treatment, and after drug stopped. Topical studies treating one patient with compounded ruxo, regrow brows. Three compounded tofa formulations, no positive results.

Elise Olsen/Incyte Study - Topical INCB018424 in AA in open-label treatment period

Study evaluated topical ruxo 1.5% cream in AA patients. Part A: open label 24 week study in 12 subjects. 18-70 yrs of age. Current episode of either 6 months 50-99% loss, or 12 months 25-50% loss. Exclusion of AT AU or ophaisis. 6 of 12 patients (approx 50% response rate) reached SALT50 response at end of 24 weeks. Promising data to encourage further development of topical JAKs.

Session III: Success Stories: Lessons from Clinical Studies with JAK inhibitors

November 14-15, 2016
Alopecia Areata Research Summit
Building & Crossing the Translational Bridge
New York City · New York · USA
National Alopecia Areata Foundation
ALOPECIA AREATA Treatment Development Program

Take home lessons from combined studies

- Relapse seen in all studies after treatment; sometimes worse than baseline, starting 4-8 weeks after stopping drug.
- Flares observed while on treatment in several studies, sometimes in different pattern (ophiasis) than original AA (12% in Yale study, 4 pts Stanford, 1 pt Columbia).
- African american individuals in non-responder groups (though also in responder groups).
- Ruxo treated patients regrowth visible earlier than tofa treated patients. Tofa required dose escalation in all studies, longer treatment periods.
- Each study had responses in patients with long durations of disease; however, two studies suggested that less than 10 years duration had better responses; one study suggested shorter duration of current episode correlated with better responses.
- Regional differences in regrowth: Eyebrows, lashes and body and facial hair don't correspond to scalp hair. Patients respond differently on different body sites.
- One study (Yale) added pulse prednisone 300mg Q4 weeks for 3 doses, in addition to elevated dose of tofa to improve responses. Comment by Dr. Shapiro that he has combined oral tofa with ILK and seen faster responses to tofa.
- Two studies (Stanford/Yale and Columbia) conducted gene expression biomarker analysis.
- No study reported improvement in AGA hair loss in patients taking JAK inhibitors. Perhaps not surprising; this may require topical administration.
- AE: generally mild. Acne (8% in Yale study); trace hematuria (Columbia), eczema herpeticum (Stanford); LFT, lipid abnormality (Cleveland), URIs in all studies (consistent with seasonal patterns).

Despite widely heterogeneous groups of patients, durations of disease, different dosing regimens, and length of treatment, response rates were highly consistent across sites (range 50-75%):

Columbia: **Response to oral ruxo = 75%, oral tofa = 65%.**
Cleveland: **Response rate =approx 54% oral tofa.**
Stanford: **66% overall response rate oral tofa.**
Yale: **approx response rate 60% in adults, 75% in adolescents for oral tofa.**
Duke/Incyte: **approx response rate 50% for topical ruxo.**

	Type of study	Treatment	Number of patients	Length of treatment	Response rate
Crispin et al, JCI Sept 2016	Open label, single-arm	Tofacitinib 5mg BD	n = 66	3 months	32% at least 50% regrowth
Mackay-Wiggan et al, JCI Sept 2016	Open label, single arm	Ruxolitinib 20mg BD	n = 12	3-6 months	75% at least 50% regrowth
Liu et al, JAAD 2017	Retrospective	Tofacitinib 5mg BD	n = 90	Median 12 months (4-18)	77% at least 50% regrowth 20% complete response
Ibrahim et al, JAMA Dermatology 2017	Retrospective	Tofacitinib 5mg BD	n = 13	Mean 4.2 months (1-9)	53.8% at least 50% regrowth
Craiglow et al, JAAD 2017	Retrospective	Tofacitinib 5mg BD	n = 13 (adolescents)	Median 5 months (2-16)	76.9% response with median 100% regrowth (20-100%)
Craiglow et al, J Invest Dermatol 2014	Case Report	Tofacitinib 10mg AM, 5mg ON	n = 1 (AU)	8 months	Complete regrowth
Jabbari et al, EBioMedicine 2015	Case Report	Baricitinib 7mg AM, 4mg ON for CANDLE*	n = 1	9 months	Complete regrowth
Pieri et al, Am J Heamatol 2015	Case Report	Ruxolitinib 20mg BD for ET**	n = 1 (AU)	10 months	Complete regrowth
Gupta et al, JEADV 2016	Case Report	Tofacitinib 5mg BD	n = 2 (AU)	8 months	Complete regrowth in both patients
Harris et al, JAAD 2016	Case Report	Ruxolitinib 20mg BD	n = 1	6 months	85% regrowth, maintained 12 weeks after cessation
Dhayalan et al, JAMA Dermatol 2016	Case Report	Tofacitinib 5mg BD	n = 3	5-6 months	Improvement in nail dystrophy, 2 out of 3 experienced hair regrowth
Scheinberg et al, Ann Intern Med 2016	Case Report	Tofacitinib 5mg BD	n = 2 (AU)	9 months	Partial regrowth
Ferreira et al, Case Rep Dermatol 2016	Case Report	Tofacitinib 5mg BD	n = 1 (AU)	10 months	Complete regrowth, and improvement in nail changes
Mrowietz et al, Acta Derm Venereol 2017	Case Report	Tofacitinib 10mg OD for PsA***	n = 1 (AU)	9 months	Complete regrowth
Erduran et al, Acta Dermatovenerol Alp Pannonica Adriat 2017	Case Report	Tofacitinib 10mg AM, 5mg ON	n = 1 (AU)	6 months	Complete regrowth

* Chronic atypical neutrophilic dermatosis with lipodystrophy and elevated temperature ** Essential Thrombocytopenia *** PsA = Psoriatic Arthritis

Efficacy of Selective Next-generation JAK inhibitors in the treatment of AA

AA molecular signatures reveal JAK1/3 predominance

Signature	Human	Mouse
CTL	GZMA(3.65x), CD8A(3.04x), GZMB(2.75x), GZMK(2.68x), PRF1(2.30x), LCP2(2.29x), THEMIS(2.14x), CD2(2.22x)	Gzma(56.37x), Cd8a(9.05x), Gzmb(21.74x), Gzmk(2.61x), Prf1(1.62x), Lcp2(2.32x), Themis(1.84x),Cd2(3.32x)
IFN	CXCL10(12.37x), CXCL9(9.53x), MMP12(4.04x), IFI44(3.03x), SPP1(2.69x), IRF8(2.64x), PTPRC(2.63x), CCL2(2.54x), RSAD2(2.49x), CCL5(2.36x), IFIT2(2.28x), C1S(2.28x), LTLR3(2.25x), IFIT3(2.19x), OAS2(2.12x), GBP1(2.11X), XCL1(2.05x), CCR2(2.04x), JAK1 (0.85x), STAT1 (1.86x), IFNG(1.57x),	Cxcl10(37.58x), Cxcl9(42.30x), Mmp12(10.18x), Ifi44(20.58x), Spp1(10.61x), Irf8(4.44x), Ptprc(2.1x), Ccl2(6.12x), Rsad2(3.20x), Ccl5(27.95x), Ifit2(2.39x), C1s(2.49x), Tlr3(2.34x), Ifit3(4.75x), Oas2(3.97x), Gbp1(17.81x), Xcl1(2.88x), Ccr2(4.66x), Cxcl11(53.33x), Stat1 (14.48x), Jak1 (1.40x), Ifng (4.71x),
γc	IL15(2.24x), JAK3 (2.10x), IL2RG(2.08x), IL2RB(1.98x), IL15RA(1.60x), IL21R(1.84x), IL2RA(1.12x), IL7(2.20x), IL7RA(1.61x)	Il15(0.80x), Jak3 (1.39x), Il2rg(2.94x), Il2rb(3.14x), Il15ra(1.40x), Il21r(1.69x), Il2ra(1.57x), Il7(1.99x), Il7ra(2.39x)
Other	SIA4(2.94x), GPR65(2.60x), GLIPR1(2.29x), IKZF1(2.29x), CD274(PDL1) (2.17x), SAMD9L(2.16x), LCP1(2.15x), SASH3(2.09x), ATP8B4(2.07x)	sia4(1.86x), Gpr65(3.25x), Glipr1(2.33x), Ikzf1(2.34x), Cd274 (PDL1) (8.41x), Samd9l(4.37x), Lcp1(2.25x), Sash3(2.76x), Atp8b4(3.44x)

How critical is JAK2 in AA?

Control # 59 # 18 #16 Baseline 6 weeks 12 weeks #6 #9 #77 #89 JAK1i JAK2i #5 #71 #70 #74 #49 #13 #10 #16 JAK3i Targeting with Topical JAK1i or JAK3i (but not JAK2i) reverses AA Dai/Christiano, unpublished

JAK1i and JAK3i (but not JAK2i) inhibit skin infiltrating leukocytes C3H/HeJ control AA placebo JAK3i JAK1i JAK2i TCRαβ CD45 Dai/Christiano, unpublished

JAK2 inhibition is *not* required for efficacy in Alopecia Areata

Investigation of JAK1/3 selective compound, ATI-50001/50002

Compound	JAK1/JAK3 Enzyme IC_{50} (nM)	IL2 pSTAT5 (JAK1/JAK3) IC_{50} (nM)	INFg pSTAT1 (JAK1/JAK2) IC_{50} (nM)	GMCSF pSTAT5 (JAK2/JAK2) IC_{50} (nM)
ATI-50002	2/36	9	38	>20000
Ruxo	2/701	8	9	88
Bari	2/5	5	11	57
Tofa	3/1	12	55	241

Systemic ATI-50001 (JAK1/3i) prevents and reverses AA #1 Baseline 6WK #2 Baseline 6WK #1 Baseline 6WK #2 Baseline 6WK Control Control ATI-50001 chow ATI-50001 chow Prevention Reversal Dai/Christiano, unpublished

Topical ATI-50002 (JAK1/3i) reverses AA Dai/Christiano, unpublished ATI-50002 Vehicle

ATI-50001 inhibits AA effector T cells in skin TCRαβ CD4 CD45 CD8 CD45TCRαβ Skin C3H/HeJ (ungrafted control, without AA) C3H/HeJ (grafted with AA, placebo group) C3H/HeJ (grafted with AA; treated with ATI-50001) Dai/Christiano, unpublished

JAK inhibitors in dermatology psoriasis atopic dermatitis vitiligo Sezary syndrome epidermolysis bullosa/SCC CANDLE syndrome alopecia areata other types of alopecia? Scarring alopecias (LPP, FFA) Androgenetic alopecia

JAK inhibitors initiate hair growth in *normal mice*

Relevance for disorders with arrested telogen, like AGA?



Vehicle
SAG
Ruxolitinib
Tofacitinib
7 days
14 days
21 days



Pigmentation score
Arbitrary units
100
90
80
70
60
50
40
30
20
10
0
8
10
12
14
16
18
Days post start of treatment
Ruxolitinib
Tofacitinib
control

Category	Differentially expressed in Ruxolitinib and Tofacitinib T0-T5, FC>1.5 or <0.5, P<0.05	P-value
Melanogenesis	Tyrp1, Syt4, Mlana, Pmel, Dct, Tyr Sos1, Dbf4, Pax3, PIK3ca, Rps6kb1, Mlph, Stx17	0.003
Wnt pathway	Acvr2a, Sfrp4, Sox5, Cdh2, Fzd5, Wif1, Wnt2, Fzd8, Apc, Sox9, iLK	0.017
Hair development	Shh, Krt25, Dlx2,Prom1, S100a9, Vegfc, Ptgfr, Pdgfrl, Igfbp4, Gli2	0.001

Harel et al, Science Advances (2015)

JAK inhibitors in LPP Courtesy of Dr. Lindsey Bordone, Columbia University

Functional Genomics: New Drugs for AA Genomics Epigenomics Cell Regulatory Logic Protein Protein Protein Membrane Protein DNA Transcriptomics Other Omics: Metabolomics Proteomics Glycomics Drugs & Biomarkers Clinical Trials Prevention Diagnosis Treatment Cancer Courtesy of Dr. Andrea Califano

1996 Angela gets AA 2016 Ground Breaking Year for AA

Acknowledgements

Raphael Clynes
Julian Mackay-Wiggan
Madeleine Duvic
Maria Hordinsky
Vera Price
David Norris

Annemieke deJong
Zhenpeng Dai
Ali Jabbari
Luzhou Xing
Eddy Wang
Etienne Wang

Lynn Petukhova
Colin Jahoda
Peter Gregersen
David Altshuler
Mark Daly
Abraham Zlotogorski
Regina Betz
Marcus Nothen
Jane Cerise
Esther Drill
Andrea Califano

AACORT Alopecia Areata Center of Research Translation at Columbia University

Locks of Love

epiCURE Columbia University Skin Disease Resource-Based Center

NIAMS National Institute of Arthritis and Musculoskeletal and Skin Diseases
National Institutes of Health, Department of Health and Human Services



AA Initiative

NYSTEM New York State Stem Cell Science

DF

American Skin Association™

National Alopecia Areata Foundation

NYSTAR® New York State Foundation for Science, Technology and Innovation

Immuno-Dermatology Pipeline Review

Confluence Introduction October 04, 2017

History of discovering novel innovative therapies for autoimmune disease and chronic inflammation Proven R&D leaders and world-class kinase experts Potentially best-in-class MK2 Pathway Inhibitor to block inflammatory cytokines Multiple product opportunities from the JAK and Tec kinase families for autoimmune disease Fully integrated research team from medicinal chemistry → pharmacology → drug development Confluence Corporate Highlights

Confluence Leadership - Ex-Pfizer "Kinase Experts"

Walter Smith *CEO*	**Joseph Monahan, PhD** *CSO/Founder*	**Jon Jacobsen, PhD** *Chemistry Director*	**Paul Changelian, PhD** *Biology Director*
Former VP Research & Global Head, Pfizer Inflammation, co-leader of Pfizer Licensing Team Delivered 8 clinical candidates, 6 INDs and 1 NDA in inflammation and cancer	Former Executive Director, Pfizer Inflammation Research and Leader of Global Kinase Technology Team >95 publications and patents (>30 total on kinases)	Former Research Fellow and Director, Pfizer Chemistry >100 publications and patents (15 total on kinases) Project Lead for PFE JAK Program	Immunologist/drug discovery leader at pharma (Pfizer) & biotech (Lycera, Infinity) Validated JAK 1/3 as target for transplant/RA/psoriasis, leading to approval of Xeljanz®

Program Initiation → *Hit* → *Lead* → *Candidate* → *IND*

BIOLOGY and COMPOUND PROFILING
- Enzyme/Cellular assay development and screening
- Immunology models
- *In vivo* efficacy studies
- *In vitro* ADME
- *In vitro* /*In vivo* Metabolite profiling
- *In vivo* DMPK
- *In vivo* toxicology

CHEMISTRY
- Structure based drug design
- Medicinal Chemistry
- API synthesis
- Process Development
- Pre-Clinical cGMP API production
- CMC generation
- Patent filing

PRE-CLINICAL IND ENABLING STUDIES (GLP)
- GLP Analytics
- Drug-Drug Interaction
- Genetic toxicology
- Safety pharmacology
- Definitive PK
- General toxicology
- Biomarker development

ACLARIS THERAPEUTICS

Co-inventors of tofacitinib and former leaders of Pfizer kinase program (including JAK inhibitors) Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience Significant experience in small molecule drug discovery through Phase II People Platform Assets JAK inhibitors - oral and topical - (next generation) ITK inhibitors - oral and topical - (“anti-IL-17”) MK-2 inhibitor - oral - (“anti-TNF” and “anti-IL-1β”) KINect™ platform – drug discovery engine Proprietary compound library and computational chemistry capability Medicinal chemistry, disease biology, immunology, pharmacology and preclinical development expertise Confluence Life Sciences

Confluence Assets

MK-2 Pathway Inhibitor ATI-450 "Oral Anti-TNF"	• Psoriasis / Psoriatic Arthritis, RA, CAPS*, Chronic Inflammation • Highly potent and designed to escape tachyphylaxis associated with global p38 kinase inhibitors
JAK Inhibitors	• Alopecia Areata, Vitiligo, AGA**, Inflammatory Disorders • Highly selective, covalent and non-covalent. Oral and soft topical formulation
ITK Inhibitors "Oral Anti-IL17"	• Atopic Dermatitis, Psoriasis • Oral and soft topical formulation
Early Discovery Portfolio	• Leverage mechanisms in play to maximize opportunities • Utilize KINect™ platform for exciting new kinase targets

*CAPS: Cryopyrin-Associated Periodic Syndromes
**AGA: Androgenetic Alopecia

ACLARIS THERAPEUTICS

Pipeline

Diversified Aesthetic and Medical Immuno-dermatology/Immunology Portfolio

Program	Indication(s)	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Filed
A-101 (40%) *Topical*	Seborrheic Keratosis						
A-101 (45%) *Topical*	Common Warts						
ATI-50001 *Oral*	Alopecia Areata						
ATI-50002 *Topical*	Alopecia Areata						
ATI-50001 *Oral* ATI-50002 *Topical*	Vitiligo						
"Soft" JAK Inhibitor *Topical*	Hair Loss - androgenetic alopecia (AGA), Inflammatory Skin Disorders						
ATI-450 *Oral* MK-2 Inhibitor "Oral anti-TNF"	Psoriasis, Psoriatic Arthritis, RA, CAPS						
ITK "Oral anti-IL17" *Oral*	Atopic Dermatitis, Psoriasis						
ITK "Topical anti-IL17" *Topical*	Atopic Dermatitis, Psoriasis						
Additional Compounds Novel Targets	Undisclosed						

Confluence
DISCOVERY TECHNOLOGIES

ACLARIS
THERAPEUTICS

Cortex Biotech Hub, St. Louis Contract Research Partner Custom pharma R&D Biochemistry & enzymology Cell & molecular biology Immune cell and in vivo models In vivo efficacy and PK Translational research Bioanalytical chemistry Computational & medicinal chemistry Broad target and disease experience 42 scientists 2:3 PhD:BS/MS ratio 65% pharma experience State of the art laboratory facilities and vivarium Adjacent to Washington University Medical School and Barnes Jewish Hospital Complex Near St. Louis University School of Medicine Confluence Discovery Technologies

Platform - Research and Development Capabilities

BIOCHEMISTRY & ENZYMOLOGY

- Leaders in Mechanistic Enzymology
- Custom Assay Development
- Compound: Target Interaction
- Enzyme Inhibitor Mechanisms
- Direct Binding Kinetics
- High Throughput Screening



CELL & MOLECULAR BIOLOGY

- Target Clone/Express/Purification
- Translatable Cellular Assays
- Target Modulation/Disease Assays
- Cell Pathway Interrogation
- Custom Assay Development
- Multiple Assay Platforms



TRANSLATIONAL RESEARCH



- Biomarker Assay Development
- Clinical Biomarker Assessment
- *In vivo* Efficacy and PK Studies
- PK/PD Relationship
- Release Assay Validation

IMMUNOLOGY & IMMUNO-ONCOLOGY



- Cytokine Expression
- Th Cell Differentiation/Activation
- CTL Differentiation and Function
- B Cell and NK cell Function
- Ag Specific Cell and *In Vivo* Models
- HWB/PBMC/Monocyte Assays

BIOANALYTICAL CHEMISTRY

- Non-GLP Analytical
- Bioanalytical Method Development
- Bioanalytical Method Validation
- Pharmacokinetic/Toxicokinetic Analysis
- Ab Solubility and Aggregation



COMPUTATIONAL & MEDICINAL CHEMISTRY

- Schrödinger ™ Enabled Structure Based Drug Design
- Computational Chemistry
- Library Design
- Compound Synthesis



ACLARIS THERAPEUTICS

Kinase Drugs Represented $240B in Aggregate Global Sales from 2011-2015 Proprietary chemical library and integrated capabilities for interrogating the Kinome Solves challenges encountered in the class Selectivity Biochemical efficiency Validity of targeting kinases is commercially established Plethora of validated kinase targets are inadequately drugged Kinect™ platform allows rational targeting of validated kinase targets KINect™ Technology Platform 500 member class, representing 2% of the human genome Creating New Medicines Targeting Previously Inaccessible Parts of the Kinome Kinase Opportunity–Rational Targeted Drug Discovery

Type 1 active conformation 215 cysteine kinases Type 2 DFG out conformation 128 cysteine kinases Type 1.5 C-helix out conformation 68 cysteine kinases Concentrated effort in immunology: autoimmune disease and chronic inflammation Cysteinome targeted chemical library (60% of the kinome) Focused on a number of important but hard-to-drug kinases Structural analysis, KINect™ chemical library, screening in validated bioassays, SBDD (Schrödinger enabled) and medicinal chemistry KINect™ library interrogates both Type 1 and Type 2 kinases vs competitors who focus only on a few subgroups of Type 1 kinases KINect™ addresses both reversible and irreversible inhibitors Platform - KINect™ Innovation Engine

Leverage interaction with cysteine free -SH to address issues of potency, selectivity and biochemical efficiency Precise placement of reactive group provides enormous rate enhancement for covalent bond formation Maximizing reversible affinity and Minimizing reactivity to result in efficacious and safe drugs Reversible Covalent Reactivity Kinase + KINect Library Compound KINect™ Discovery of Covalent Kinase Inhibitors

Proprietary Chemical Library Custom Kinase Assays SchrödingerTM Enabled Drug Design MODELING DESIGN Asset Generation KINect Platform Aclaris Portfolio ITK Tec Family JAK3 Strategic Partner(s) Project 1 Project 2 Project 3 Sustainable Asset Generation for Strategic Partnerships SYNTHESIS ANALYSIS KINect™ Technology Platform

Kinase Inhibitors for Dermatology

Innate immune system p38/MK2 pathway inhibitors (TNFα, IL1β) Oral “anti-TNF & anti-IL1β” Adaptive immune system Cytokine receptor kinases JAK kinase inhibitors (IL4, IL15, IFNγ) T-cell and B-cell receptor kinases TEC kinase inhibitors (includes ITK, BTK) ITK kinase inhibitors (T-cell receptors, Th17) Oral/Topical “anti-IL17” Key Aclaris Kinase Targets

Kinases are Validated Drug Targets Clinically validated cytokine receptor kinases - JAK kinase inhibitors Tofacitinib/Xeljanz® (JAK1/3/2) Ruxolitinib/Jakafi® (JAK1/2) Multiple other JAK inhibitors in development T- and B-cell receptor kinases - ITK kinase inhibitors Antigen receptor pathway inhibitors are clinically validated (ibrutinib/Imbruvica®; cyclosporin A /Neoral®, FK506/Prograf®, CTLA4Ig/Orencia®) Ibrutinib (Imbruvica®) inhibits BTK ITK kinase (interleukin-2-inducibleT-cell kinase) Th17 and IL17 are clinically validated targets in psoriasis (Stelara®, Cosentyx®, Taltz®, Siliq®) ITK is highly expressed in Th17 cells ITK inhibitors block Th17 cell differentiation and expression of IL17

Non-covalent (reversible) inhibitors which target any of the four JAK kinases associated with cytokine receptors (JAK1, JAK2, JAK3, TYK2) Covalent (irreversible) inhibitors of JAK3 Covalent (irreversible) inhibitors of ITK Covalent (irreversible) inhibitors that simultaneously target JAK3 and ITK Creating potent molecules with the right physicochemical properties for topical delivery, coupled with Aclaris’ formulation expertise – should allow us to target any inflammatory dermatological disease Creating potent molecules with the optimal physicochemical properties for: oral delivery enables Aclaris to target multiple moderate-to-severe dermatologic diseases topical delivery (coupled with Aclaris’ formulation expertise) enables us to target any inflammatory dermatologic disease Aclaris Tool Kit of Kinase Inhibitors

Creating potent molecules with the right physicochemical properties for topical delivery, coupled with Aclaris’ formulation expertise – should allow us to target any inflammatory dermatological disease Creating potent molecules with the right physicochemical properties for topical delivery, coupled with Aclaris’ formulation expertise – should allow us to target any inflammatory dermatological disease David Vetter (9-21-71 to 2-22-84) The original ”bubble boy” 1993: Leonard & O’Shea labs define genetic basis for severe combined immunodeficiency disease (XSCID and SCID) Mutations of JAK3 kinase or gc receptor lead to defective signaling by 6 cytokines If goal is maximal immune suppression, could this be a new drug for renal transplant? (YES!) If goal is moderate suppression of immune response, could this be used for chronic autoimmune disease? JAK Kinases as Drug Targets - History

SCID patients lack JAK3 congenitally – but JAK3 receptors require JAK1 Family of 6 cytokines controlled by these two kinases involved in normal and inflammatory immune response Autoimmune diseases in general, but dermatological diseases in particular, strongly influenced by IL-4 and IL-15 Systemic therapy effective, however – topical drug delivery offers skin-targeted site of action SCID Biology Teaches Role of JAK3 and JAK1

Autoimmune skin diseases are known to be systemic in nature, however Systemic immunosuppressants often indicated for severe disease “Soft approach” – drugs designed for rapid metabolism after passage through skin Topical drugs have potentially broader use among mild to moderate disease Potency and selectivity enhanced with kinase crystal structure availability Differential formulations allow penetration to relevant skin layers Treating Systemic Skin Diseases Topically

JAKs and STATs of Alopecia Areata (AA)


Hair follicle bulb
(anagen phase)
CD8+
NGK2D+
T cells
T cell
proliferation
Nucleus
Follicular
epithelial cell
STAT1
Ruxolitinib
Tofacitinib
JAK1
JAK2
MHC class I
+ peptide
NKG2DL
IFN-γR1
IFN-γR2
IFN-γ
IL-15
IL-15Rα
TCR
IL-2Rβ
γc
NKG2D
CD8
JAK3
JAK1
Tofacitinib
STAT5
Ruxolitinib
CD8+NKG2D+
T cell
Nucleus

Divito SJ, Kupper TS. Nat Med. 2014 Sep;20(9):989-90

- Alopecia Areata: Patchy hair loss, primarily of the scalp
- A positive feedback loop between activated CD8+ lymphocytes producing IFNγ and follicular epithelial cells producing IL-15 is found in the skin of AA patients.
- The end result of this amplification is activated CD8+ CTL cells which attack the hair follicle bulb – leading to the hair loss seen in patients.
- Clinical validation of this approach has been achieved with systemic use of marketed JAK inhibitors (tofacitinib and ruxolitinib)

ACLARIS THERAPEUTICS

Xing/Christiano/Clynes) Nat Med. 2014 Sep;20(9):1043-9

Vitiligo: autoimmune attack on epidermal melanocytes leading to loss of skin pigmentation Melanocyte cellular stress activates innate immunity, resulting in recruitment of T cells T cells specific for melanocyte auto-antigens are found in the skin and blood of patients CD8+ T cells producing IFNg are necessary and sufficient for disease Clinical validation of this approach has been achieved with systemic use of marketed JAK inhibitors (tofacitinib and ruxolitinib) Harris et al, J Am Acad Dermatol 2017;77:1-13. JAKs and STATs of Vitiligo Pathogenesis

AD is strongly driven by Th2 cells → IL-4/13 IL-4R uses JAK1/3 and IL-13R uses JAK1/2 Baricitinib (JAK1/JAK2) and upadacitinib (JAK1) have shown efficacy in Phase II AD trials Dupixent® (dupilumab, Sanofi-Regeneron) antibody blocks both IL-4/13 AD also has Th17 signature – IL-17A and IL-22 – targetable with ITK inhibitors JAKs and STATs of Atopic Dermatitis (AD)

JAK3-Tofacitinib Structural Lessons



<u>JAK3-tofacitinib structure 3LXK, 2.0 Å</u>

- Tofacitinib crystal structures in other JAK family members are similar
- Chiral linker provides significant 3D shape
- Ceiling and floor interaction motif provides unusual kinase specificity for the JAK family
  - Methyl group induces JAK-family specificity pocket
- Numerous published crystal structures of JAK inhibitors also inform design efforts
- Using structure-based drug design to prepare JAK-selective inhibitors
- Leads for topical application are metabolically labile, resulting in limited systemic exposure

ACLARIS THERAPEUTICS

Broad JAK inhibitor acceptable – selectivity over JAK2 desired Potency not critical but need to be able to formulate appropriately – adjust as structure-activity relationship (SAR) evolves (Enzyme < 20nM; Cell < 300nM) Good kinome selectivity Acceptable duration of action For topical JAK inhibitors Acceptable skin permeability (measure Jmax on standards and advanced compounds) Acceptable duration of action in skin Rapid cleavage by enzymes in plasma/liver Optimal JAK Profile and Drug Properties

Optimal Topical JAK Profile and Drug Properties

Criteria	Target Value	Status
JAK1 or JAK3 enzyme assays	<20 nM	Achieved
JAK cell assays (IL2-STAT5)	<300 nM	Achieved
Predicted skin permeability	Log Kp < -4	Achieved
Metabolically labile	$T_{1/2}$ <30 min	Achieved
High aqueous solubility	>100 uM	Achieved
Permeability (PAMPA)	Pe > 5 nM/s	Achieved
Kinome selectivity	SI < 0.1	Achieved

- Potent and selective inhibitors in enzyme and cell have been identified
- Metabolically labile once in circulation - incorporating a metabolic handle into a topical drug such that it is rapidly metabolized once it hits the bloodstream
- Excellent solubility
- Key compounds being scaled for efficacy studies

ACLARIS THERAPEUTICS

“Druggable” class of kinases activated by both T cell and B cell receptors Inhibitors of ITK act as small molecule inhibitors of Th17 and Th1 cells, primary drivers of autoimmune disease Evaluation of both topical and oral approaches IL-17A TEC Kinases as Drug Targets

Psoriasis Biology/Current Rx Increased numbers of T cells and levels of IL-17 and IFNg in psoriatic lesions IL-12/23 blockade (Stelara®, ustekinumab, Janssen) limits differentiation into Th17 and Th1 – the cells making IL-17A and IFNg Anti-IL-17A (Cosentyx®, secukinumab, Novartis) blocks IL-17A action Aclaris Psoriasis Strategy Confluence ITK inhibitors will be designed to do BOTH: Decrease differentiation into Th17 and Th1 cells Limit production of IL-17A and IFNg Net result: Reduced keratinocyte activation and lymphoid inflammation Key Role of Th17/Th1 Axis in Psoriasis

Aclaris ITK Program X-ray data has been critical to structure-based drug design efforts High resolution ITK structure 1.25Å (unpublished) Covalent attachment of ligand confirmed

Optimal Topical ITK Profile and Drug Properties

Criteria	Target Value	Status
ITK enzyme assay	<10 nM	Achieved
ITK cell assay (Jurkat PLCg1)	<500 nM	Achieved
ITK/BTK selectivity in cell	>10x	Achieved
Predicted skin permeability	Log Kp < -4	Achieved
Metabolic instability – liver microsomes or hepatocytes	$T_{1/2}$ <30 min	Achieved
High solubility	>100 uM	In Process
Permeability (PAMPA)	Pe > 5	In Process

- Potent inhibitors in enzyme and cell have been identified
- Selective over BTK in cell
- Metabolically labile once in circulation
- Key compounds being scaled for efficacy studies

ACLARIS THERAPEUTICS

Organ transplant field shows that blockade of multiple nodes of T cell activation provides synergy Like transplant, autoimmune diseases driven by both T cell and cytokine receptors Single molecules have capacity to inhibit both the TCR receptor (ITK) and the IL-2 receptor (JAK3) Synergistic Block of T Cell/Cytokine Receptors (ITK & JAK3)

Non-Covalent JAK3 Inhibitor Covalent JAK3/ITK Inhibitor Red and Blue lines depict cellular assays dependent on T cell (ITK) and cytokine (JAK3) receptors, individually. Green line shows potency of compounds in cells driven by simultaneous activation of both T cell and cytokine receptors. Only dual JAK3/ITK covalent inhibitor demonstrates increased potency - relative to individual assays - in cells driven by both T cell and cytokine receptors. Synergy of Dual Inhibitors of JAK3 and ITK

Rationale for JAK/ITK Inhibitors in Dermatology

- Autoimmune disease dependent on CD4 and CD8 cells
- Autoantigens in dermatologic diseases found to activate T cell receptors
- **ITK** is tyrosine kinase downstream of TCR with restricted expression
- Activated T cells produce numerous cytokines, including IL-15 found in skin
- **JAK3** is required for signaling by the IL-15 receptor
- Aclaris has found covalent inhibitors that simultaneously target ITK and JAK3



TCR-CD3
T cell
ZAP70
p85
LAT
ITK
Grb2
SOS
Nck
PLCγ
SLP-76
Vav
Gads
ADAP
Cytoskeletal reorganization
Integrin activation
Ca²⁺ response PI metabolism
Ras/MAPK activation



IL-2
IL-15
JAK1
JAK3
P
A
H
PI3K
MAPK
mTOR
?
STAT5

The discovery of tofacitinib (Xeljanz®️) for autoimmune disease was the result of almost two decades of hard work – and a fair bit of serendipity At Aclaris, structure-based drug design is used to drive chemistry in both JAK and ITK programs In vivo evaluation of leads is in progress Aclaris has an inventory of reversible & irreversible (covalently binding) JAK & ITK inhibitor leads that have been specifically designed for either oral delivery or as “soft” topical drugs Summary – JAK & ITK programs

ATI-450 A Small Molecule Inhibitor of TNF and IL-1 BioSynthesis

Inflammatory Cytokines Drive Disease Pathophysiology

Rheumatoid Arthritis
Juvenile Idiopathic Arthritis


SPL

Psoriasis
Psoriatic Arthritis



Inflammatory Bowel Disease



Ankylosing Spondylitis



CAPS / Autoinflammatory Disease



TNFα

IL-1

Still's Disease



Anti-TNF Biologic Drugs: Humira®, Enbrel®, Remicade® (>$30B sales)
Anti IL-1 Biologic Drugs: Kineret®, Ilaris®, Arcalyst® (~$1B Sales)

Opportunity: an oral drug with efficacy paralleling anti-TNF and anti-IL1 biologics

ACLARIS THERAPEUTICS

Intracellular Pathways Regulate Cytokine Production

p38/MK2 pathway required for IL-1 and TNFα biosynthesis


INFLAMMATORY STIMULI
sTNFR (Enbrel)
TNF
αTNF (Humira, Remicade)
IL-1
αIL-1 (Ilaris)
TNF
IL-1
Transduction
p38
Translocation
MK2
p38
Translocation
MK2
TXF
mRNA Stability Derepression
TNFα and IL1 Transcription
Translation
mRNA

P38/MK2 pathway also regulates
- **IL-6**
- **IL-8**
- **COX-2**
- **iNOS**

ACLARIS THERAPEUTICS

TAK1/ASK1 MKK3/6 p38 MK2 TNFa/IL-1 Upstream in multiple pathways Difficult to drug targets >12 drug candidates to clinical development Safety concerns with early candidates Tachyphylaxis observed in RA and IBD Preferred target for safety and efficacy Low biochemical efficiency 15 years of research w/o clinical candidate Potency and selectivity elusive Difficult to drug targets Pharma Experience with the p38 Pathway A novel approach to target the p38/MK2 pathway is needed

Challenge of Traditional p38 Inhibitors

Transient Efficacy or Tachyphylaxis

Tachyphylaxis: Rheumatoid Arthritis Study

JNJ/SCIO-469 CRP Levels



E
Median % Change from Baseline
10
0
-10
-20
-30
-40
-50
-60
0
2
4
6
8
10
12
Study Week
Placebo
30IR
60IR
100ER

Genovese, et al., J Rheumatology (2011)

- Safety - Transient ⇑ LFT, Rash
- Transient Efficacy - No Go for RA
- Also seen in IBD, ACS

Hypothesis:

- Global p38 inhibition blocks inflammatory **and** anti-inflammatory pathways
- MK2 pathway inhibitor will maintain efficacy through selective inhibition of the inflammatory pathways



(-) Inhibit
(+) Activate
p38α
JNK
(-)
(-)
Anti-inflammatory pathways
MK-2
TNFα
IL-1
(+)
(+)
(+)
(-)
Phospho-TAB1
IL-10
MKP

Schematic of MK2 dependent inflammatory pathway and other anti-inflammatory pathways downstream of p38MAPK

ACLARIS THERAPEUTICS

ATI-450 Selectively Inhibits the p38: MK2 Complex Crystal structure of Interface between p38α/MK2 complex P38α: green MK2: white with docked model of ATI-450 (gold) ATI-450 binds to both the p38 and MK2 surfaces generating much higher affinity than to p38 alone Other p38 substrates have a distinct binding surface not recognized by ATI-450

ATI-450 blocks p38-induced phosphorylation of MK2 ~700X more potently than representative downstream kinase (PRAK) or transcription factor (ATF2) Demonstration of MK2 selectivity vs. other substrates MK2 Pathway Inhibitor: ATI-450

ATI-450 Selectivity - *Broad kinome and substrate selectivity*

KINOME SELECTIVITY



- ATI-450 tested vs 194 kinases at 5 µM
- >350-fold binding selectivity on all kinases except p38α and p38β

SUBSTRATE SELECTIVITY

Assay	IC_{50} nM	Fold Selective
p38/MK2	17	
p38/p38tide	855	51
MK2/HSP27	>10000	>550
Cellular Selectivity pHSP27 vs. pJNK		146
Cellular Selectivity pHSP27 vs. pCREB		12

- ATI-450 is highly selective for the p38/MK2 complex vs. other p38 substrates, p38 alone or MK2 alone
- Significant shift in blocking pCREB or stimulating pJNK vs global p38 inhibitors

ACLARIS THERAPEUTICS

Global p38 inhibitor CDD-111 lost efficacy as a function of dosing duration over 4 weeks This lack of durable efficacy is similar to that observed in IBD and RA clinical studies with global p38 inhibitors The MK2 pathway inhibitor ATI-450 demonstrates durable efficacy in this model (no tachyphylaxis) Mouse LPS-Induced TNFa Production ATI-450 demonstrates durable response (no tachyphylaxis) Conventional p38 (CDD-111) and MK2PI (ATI-450) administered to mice in feed starting day 1 and continuing through day 28 At the day indicated mice were LPS challenged and blood TNFa levels determined % Control Response tachyphylaxis Weeks on Drug

Rheumatoid Arthritis Rat streptococcal cell wall arthritis model Cryopyrin Associated Periodic Syndromes (CAPS) Murine NOMID (severe form of CAPS) transgenic model Human CAPS patient IL-1b modulation IBD/Crohn's Disease Murine colitis model Animal Models Supporting ATI-450 Indications

ATI-450 Efficacy in Rat SCW Arthritis Model Therapeutic oral disease modifying efficacy Efficacy comparable to global p38 inhibitor (CDD-110) and rat-enbrel (historical data) Anti-inflammatory Efficacy in Streptococcal Cell Wall Arthritis Model: Therapeutic Dosing ATI-450 10MPK CDD-110 1.5MPK ATI-450 5MPK Vehicle Protocol On day 0, rats were injected IP with SCW prep The acute phase of the disease induces paw edema between Day 2 and Day 8. On Day 9, compound dosing initiated. The edema is monitored every other day until Day 21. On Day 21, the study was terminated, trough blood levels obtained and paws collected for bone density determination. 0.8 1 1.2 1.4 1.6 1.8 2 2.2 2.4 2.6 2.8 0 5 10 15 20 Paw Volume - ml Day Vehicle CDD450 - 10 MPK CDD450 - 5 MPK CDD110 - 1.5 MPK Oral dosing initiated

ATI-450 Efficacy in Rat SCW Arthritis Model Disease modifying efficacy – Joint preservation Normal Vehicle ATI-450 (5 mpk) ATI-450 PROTECTS THE RAT ANKLE JOINT Bone Mineral Density Significant deterioration of the ankle joint observed in disease (middle panel) Clear bone protection with ATI-450 (right panel) Bone mineral density quantitation confirms protection (below)

ATI-450 Efficacy in CAPS Auto-inflammatory Disease

Human CAPS Patient Blood and Murine CAPS Model

In human CAPS, ATI-450 inhibits:

- Low temperature-induced IL-1β in CAPS PBMCs
- Endotoxin-induced IL-1β in normal PBMCs



DMSO 37°C
DMSO
ATI-450
0.4 nM
1.3 nM
4.0 nM
2.2 nM
36.7 nM
0.11 μM
0.33 μM
1.0 μM
32° C
**
***
*
NS
IL-1β (ng/ml)
2.0
1.5
1.0
0.5
0
CAPS
Normal

In CAPS mice, ATI-450 inhibits:

- IL-1β
- Leukocytosis/neutrophilia
- Thrombocytosis
- Lymphopenia
- Anemia



IL-1β (ng/ml)
0.6
0.4
0.2
0
*
Vehicle
ATI-450
CAPS



IL-1β (ng/ml)
0.6
0.4
0.2
0
NS
Vehicle
ATI-450
WT

ACLARIS THERAPEUTICS

Pharmacology Unprecedented pathway and kinome selectivity Low nM potency in enzyme, human cell and whole blood assays Differentiation from global inhibitor in cells and in vivo Robust activity in blocking cytokine production and arthritis in rats with oral dosing Active in blocking cytokine production and osteoclastogenesis in mouse model of human CAPS Emerging cancer application in combination with Chk1 kinase inhibitor Safety Clean in hERG and gene tox assays Clean in CEREP broad pharmacology screen Rat 14-day and cynomolgus MTD completed PK/ADME Good metabolic and plasma stability; low protein binding; highly cell permeable No CYP or transporter inhibition Good PK in mouse, rat, dog and cynomolgus leading to reasonable human dose projections CMC API production in process Issued Patents Covers candidate plus 8 other filings on backups ATI-450 Drug Development Summary IND enabling studies initiated with submission target 18-24 months

MK2PI mechanism has efficacy potential of anti-TNF and anti-IL1 biologics in an oral pill Broad scope of therapeutic indications in chronic inflammatory, autoimmune disease, auto-inflammatory disease, and cancer ATI-450 is a potent and selective development candidate with excellent oral drug-like properties IND-enabling studies are underway to support FIH studies within 18-24 months Summary – MK2 Pathway Inhibitor ATI-450

Conclusion

Commitment to Patients Focus on “white-space” or underserved diseases where treatment gaps exist Research and Development Scientific leadership in immuno-dermatology and immunology- innovative clinical and regulatory strategies Innovative and differentiated clinical and regulatory strategies Executive Team Proven track record of R&D, commercial execution, and business development Pipeline Multiple therapeutic programs ranging from discovery to NDA filed Strong Cash Position ~$240 million pro forma June 30, 2017 Commercial Infrastructure 50-60 person sales force with expected launch 2018 Intellectual Property US & Global IP estate consisting of >150 patents/applications (issued and / or pending) KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates Building a Fully Integrated Biopharmaceutical Company

Milestone 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A-101 SK Submit NDA Submit MAA Expected U.S. Approval Expected U.S. Launch A-101 Common Warts Initiate Two Additional Phase 2 Trials Additional Phase 2 data ATI-50001/ATI-50002 Alopecia Areata Initiate Phase 2 (ATI-50001) Submit IND (ATI-50002) Initiate Phase 2 (ATI-50002) ATI-50001/ATI-50002 Vitiligo Initiate Phase 2 (ATI-50002) Milestones

Aclaris Therapeutics R&D and Investor Day October 4, 2017